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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: March 23, 2000
                        (Date of earliest event reported)

                             AVANIR PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

            0-18734                                        33-0314804
   (Commission File Number)                    (IRS Employer Identification No.)

         9393 Towne Centre Drive, Suite 200, San Diego, California 92121
   (Address of principal executive offices)                           (Zip code)

                                 (858) 558-0364
               (Registrants telephone number, including area code)


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Item 5. OTHER EVENTS

        The registrant incorporates by reference herein the press release dated March 24, 2000 attached hereto as Exhibit 99.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            (i) Exhibit 99 -- Press Release dated March 24, 2000


                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AVANIR PHARMACEUTICALS

Date:  April 19, 2000                       By:     /s/ Gregory P. Hanson
                                            --------------------------------
                                            Gregory P. Hanson
                                            Vice President, Finance and
                                            Chief Financial Officer